UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2015

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane, Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 25, 2015, NN, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with KeyBanc Capital Markets Inc., as representative of the underwriters named in Schedule I of the Underwriting Agreement (collectively, the “Underwriters”), providing for the offer and sale (the “Offering”) in a firm commitment underwritten offering of an aggregate of 7,590,000 shares (the “Shares”) of the Company’s common stock (including 990,000 shares of common stock purchased pursuant to the Underwriters option to purchase additional shares) at a price to the public of $24.00 per share. The Shares were offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-201274) declared effective by the Securities and Exchange Commission (the “Commission”) on February 23, 2015, including the prospectus contained therein, and a related prospectus supplement dated June 25, 2015, filed with the Commission pursuant to Securities Act Rule 424(b) on June 26, 2015. The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is included as Exhibit 1.1 to this report. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such exhibits.

ITEM 8.01	OTHER EVENTS

On July 1, 2015, the Company issued a press release (the “Press Release”) announcing the closing of the Offering and the exercise of the Underwriters’ option to purchase additional shares of common stock of the Company. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with such closing, the Company is filing the opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC as Exhibit 5.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 25, 2015, by and between the Company and KeyBanc Capital Markets Inc., as representative of the underwriters named in Schedule I of the Underwriting Agreement.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, dated as of July 1, 2015.

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.1).

99.1	Press Release of NN, Inc. dated July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2015

NN, INC.

By:	/s/ William C. Kelly, Jr.
	Name:	William C. Kelly, Jr.
	Title:	Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 25, 2015, by and between the Company and KeyBanc Capital Markets Inc., as representative of the underwriters named in Schedule I of the Underwriting Agreement

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, dated as of July 1, 2015.

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (included in Exhibit 5.1).

99.1	Press Release of NN, Inc. dated July 1, 2015.

4